BRIGHTHOUSE FUNDS TRUST II
(the “Trust”)
SUPPLEMENT DATED NOVEMBER 6, 2025
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION, EACH
DATED APRIL 28, 2025, AS SUPPLEMENTED
OF THE PORTFOLIOS LISTED IN SCHEDULE A
The following disclosure supplements the “Management” section of each Portfolio’s Summary Prospectus and Prospectus, the “Additional Information About Management” section of each Portfolio’s Prospectus, and the subsection entitled “The Adviser” of the section entitled “Investment Advisory and Other Services” of the Statement of Additional Information:
On November 6, 2025, Brighthouse Financial, Inc. (“Brighthouse”), the parent company of the Portfolio’s investment adviser Brighthouse Investment Advisers, LLC (“BIA”) and Aquarian Capital LLC (“Aquarian”), a diversified global holding company with a strategic portfolio of insurance and asset management businesses, announced that they have entered into a definitive agreement under which an affiliate of Aquarian will acquire Brighthouse in an all cash transaction. The transaction is subject to approval by Brighthouse’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated in 2026.
Under the Investment Company Act of 1940, the consummation of the transaction will result in the automatic termination of the Portfolio’s investment advisory agreement with BIA, and any related subadvisory agreements, where applicable. As a result, the Trusts’ Board of Trustees will be asked to approve new investment advisory agreements between the Trust and BIA and new subadvisory agreements, where applicable. If approved by the Board of Trustees, the investment advisory agreements will be presented to the shareholders of the Portfolio for their approval.

SCHEDULE A
Baillie Gifford International Stock Portfolio
BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Ultra-Short Term Bond Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse/Artisan Mid Cap Value Portfolio
Brighthouse/Dimensional International Small Company Portfolio
Brighthouse/Wellington Balanced Portfolio
Brighthouse/Wellington Core Equity Opportunities Portfolio
Frontier Mid Cap Growth Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
MetLife Aggregate Bond Index Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
MetLife Stock Index Portfolio
MFS® Total Return Portfolio
MFS® Value Portfolio
Neuberger Berman Genisis Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
VanEck Global Natural Resources Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE